UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2008
                                                         -----------------

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

       Maryland                      000-52826               26-0706826
      ---------                      ---------               ----------
 (State or Other Jurisdiction       (Commission             (I.R.S. Employer
    of Incorporation)                File Number)          Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)
                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02. Departure of Directors or Certain Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
           --------------------------------------------------------------------

     (e) At a special meeting of stockholders of Beacon Federal Bancorp, Inc. (the "Company") held on November 10, 2008, the stockholders approved the Company's 2008 Equity Incentive Plan (the "Plan"). As described in the Company's special meeting proxy statement, the Company's directors, officers and employees (including its principal executive officer, principal financial officer and other "named executive officers") are eligible to be granted awards under the Plan. Although no awards have been granted under the Plan to date, it is anticipated that a significant number of awards under the Plan will be granted to the Company's officers and directors in the quarter ended December 31, 2008.

     A description of the Plan was included in the Company's special meeting proxy statement, filed with the Securities and Exchange Commission on October 9, 2008 and is incorporated herein by reference. A copy of the Plan was also attached as Appendix A to the Company's proxy statement and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit No.               Description
         -----------               -----------
           10.1                    Beacon  Federal  Bancorp,  Inc. 2008 Equity
                                   Incentive Plan (incorporated by reference to Appendix A of the Company's Definitive
                                   Proxy Statement for the Special Meeting of Stockholders (File No. 001-33713), as filed with the SEC on October 9, 2008).


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BEACON FEDERAL BANCORP, INC.


Date: November 12, 2008               By:  /s/ Darren T. Crossett
                                           -----------------------------------
                                           Darren T. Corssett
                                           Senior Vice President and
                                           Chief Operating Officer
                                           (Duly Authorized Representative)